UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 31, 2025

IDAHO COPPER CORPORATION

(Exact name of Registrant as specified in its Charter)

Nevada	333-108715	98-0221494
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

800 W. Main Street, Suite 1460, Boise, Idaho 83702

(Address of Principal Executive Offices)

208-274-9220

(Registrant’s Telephone Number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (see general instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14-a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols(s)	Name of each exchange on which registered
None	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Certificate of Designation

On December 22, 2025, Idaho Copper Corporation, (the “Company”) filed a Certificate of Designation with the Nevada Secretary of State. Pursuant to the Certificate of Designation, the Company’s board of directors designated 1,000 shares of the Company’s authorized but unissued preferred stock as “Series B Preferred Stock,” and established the rights, preferences and limitations thereof.

Dividends

Holders of the Series B Preferred Stock are not entitled to receive any dividends.

Liquidation

Upon any voluntary or involuntary liquidation, dissolution or winding up of the Company, the holders of Series B Preferred Stock shall be entitled to receive distributions from the assets of the Company on an as-converted basis, pari passu with the holders of the Company’s common stock. For purposes of any such distribution, each share of Series B Preferred Stock shall be treated as if it had been converted into one share of common stock immediately prior to the distribution.

Conversion

The Series B Preferred Stock is not convertible into common stock.

However, upon the first business day following the effectiveness of an amendment to the Company’s Articles of Incorporation increasing the authorized capital stock of the Company, all outstanding shares of Series B Preferred Stock shall automatically be cancelled for no consideration, and all rights associated with such shares shall terminate.

Voting

Except as otherwise required by Nevada law, holders of Series B Preferred Stock shall be entitled to one hundred thousand (100,000) votes per share on all proposals submitted to stockholders for the purpose of:

●	increasing the Company’s authorized capital stock, and
●	amending or restating the Company’s Articles of Incorporation in connection therewith.

The Series B Preferred Stock has no voting rights on any other matters.

Except as otherwise required by law, holders of Series B Preferred Stock and holders of common stock shall vote together as a single class.

Increase in Authorized Shares

On December 22, 2025, the holders of a majority of the Company’s issued and outstanding voting securities approved by written consent an amendment to the Company’s Amended and Restated Articles of Incorporation to increase the total number of authorized shares of common stock to 500,000,000 (the “Amendment”).

The Company filed a Certificate of Amendment with the Secretary of State of Nevada on December 22, 2025, which became effective on that date.

The foregoing descriptions of the Series B Preferred Stock and the Amendment do not purport to be complete and are qualified in their entirety by reference to the full text of the Certificate of Designation and the Amendment, copies of which are attached as Exhibits 3.1 and 3.2 to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit No.
3.1	Certificate of Designation of the Rights and Preferences and Limitations of the Series B Preferred Stock
3.2	Certificate of Amendment
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: December 31, 2025

IDAHO COPPER CORPORATION

By:	/s/ Robert Scannell
Name:	Robert Scannell
Title:	Chief Financial Officer